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                                                                      Exhibit 4

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
                                     [LOGO]


   NUMBER                                                                SHARES

MMC

                                 MEDICAL MANAGER CORPORATION


COMMON STOCK                                                          SEE REVERSE FOR CERTAIN DEFINITIONS

                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                                                 CUSIP 58461C 10 3

THIS CERTIFIES that







is the owner of

                       FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $.01 PER SHARE OF

                                                    MEDICAL MANAGER CORPORATION

(hereinafter called the "Corporation") transferable on the books of the Corporation by the holder in person or by his duly authorized attorney, upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Certificate of Incorporation and the By-Laws of the Corporation and
any amendments thereto (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents.
   This Certificate is not valid until countersigned by the Transfer Agent and Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:


    /s/  Ricardo A. Salas                              [SEAL]                                        /s/  John Kang

           SECRETARY                                                                                    PRESIDENT

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COUNTERSIGNED AND REGISTERED:
            AMERICAN STOCK TRANSFER & TRUST COMPANY
                              TRANSFER AGENT AND REGISTRAR

BY

                                        AUTHORIZED SIGNATURE

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                          MEDICAL MANAGER CORPORATION


        Upon written request of the recordholder of this Certificate to the Corporation at its principal place of business or registered office, a full statement of the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights will be furnished without charge.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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

TEN COM -- as tenants in common                    UNIF GIFT MIN ACT -- ........... Custodian ...........
TEN ENT -- as tenants by the entireties                                  (Cust)                 (Minor)
JT TEN  -- as joint tenants with right                                  under Uniform Gifts to Minors
           of survivorship and not as                                   Act .............................
           tenants in common                                                         (State)

             Additional abbreviations may also be used though not in the above list.

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For value received, ______________________, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                         shares
------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated
      --------------------------

                                      -----------------------------------------
                                      NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                               MUST CORRESPOND WITH THE NAME AS
                                               WRITTEN UPON THE FACE OF THIS
                                               CERTIFICATE IN EVERY PARTICULAR,
                                               WITHOUT ALTERATION OR ENLARGEMENT
                                               OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:




By
   ---------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.